Winslow Green Growth Fund

Supplement dated September 5, 2008 to
Prospectus dated May 27, 2008.

Effective immediately, the Prospectus has been modified to reflect the Fund’s new policy with respect to investing in foreign securities.

Page One
“What are the Fund’s Principal Investment Strategies?”

The following statement has been included:  “The Fund may invest up to 20% in foreign securities.”

“What are the Principal Risks of Investing in the Fund?”

The section has been modified to include the following risk disclosure:

●
Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of securities markets and less liquidity and more volatility than domestic markets, which may result in delays in settling securities transactions.

Page Ten
“Winslow Green Growth Fund – Principal Investment Strategies”

The sentence “The Fund currently expects to invest no more than 10% of its net assets in foreign securities” has been modified as follows:  “The Fund currently expects to invest no more than 20% of its net assets in foreign securities.”

Please retain this Supplement with the Prospectus.
The date of this Supplement is September 5, 2008.